EXHIBIT 10.23

AMENDMENT FIVE TO THE

1995 KEY EMPLOYEES’ STOCK OPTION PLAN OF

DUKE REALTY INVESTMENTS, INC.

This Amendment Five to the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. (“Plan”) is hereby adopted this 25th day of January, 2000 by Duke-Weeks Realty Corporation, f/k/a Duke Realty Investments, Inc. (“Company”), effective as of the date specified herein;

W I T N E S S E T H:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 4.1 of the Plan, the Company has reserved the right to amend the Plan with respect to certain matters by action of the Executive Compensation Committee of the Board of Directors (“Committee”); and

WHEREAS, the Committee has increased the maximum number of shares of the Company’s common voting stock to be delivered upon the exercise of options thereunder by 5,000,000 shares; and

WHEREAS, the Committee has approved and authorized this Amendment Five;

NOW, THEREFORE, pursuant to the authority reserved to the Company under Section 4.1 of the Plan, the Plan is hereby amended, effective as of January 1, 2000, by substituting the following for the phrase “(i) three million six hundred sixteen thousand eight hundred (3,616,800) shares and” where that phrase appears in Section 3.1 of the Plan:

“(i)          eight million six hundred sixteen thousand eight hundred (8,616,800) shares, for years beginning on or after January 1, 2000 and”

All other provisions of the Plan shall remain the same.

IN WITNESS WHEREOF, Duke-Weeks Realty Corporation, f/k/a Duke Realty Investments, Inc., has executed this Amendment Five to the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. this 25th day of January, 2000, but effective as of January 1, 2000.

RESOLUTIONS OF THE EXECUTIVE COMPENSATION

COMMITTEE OF THE BOARD OF DIRECTORS OF DUKE-WEEKS

REALTY CORPORATION APPROVING AND ADOPTING

AMENDMENT FIVE TO THE 1995 KEY EMPLOYEES’ STOCK OPTIONPLAN

OF DUKE REALTY INVESTMENTS, INC. AND APPROVING

RESERVATION OF ADDITIONAL SHARES FOR ISSUANCE THEREUNDER

WHEREAS, Duke-Weeks Realty Corporation, f/k/a Duke Realty Investments, Inc. (“Company”) maintains the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc. (“Plan”); and

WHEREAS, pursuant to Section 4.1 of the Plan, this Company has reserved the right to amend the Plan, with respect to certain matters, by action of the Board of Directors (“Board”) or the Executive Compensation Committee thereunder (“Committee”); and

WHEREAS, This Committee has determined, in its best business judgment, that the Plan should be amended to increase, by Five Million (5,000,000), to Eight Million Six Hundred Sixteen Thousand Eight Hundred (8,616,000), the number of shares of this Company’s common voting stock for issuance thereunder; and

WHEREAS, special counsel to this Company has prepared, for approval and adoption by this Committee, Amendment Five to the Plan, which reflects the change described in the preceding recital;

NOW, THEREFORE, BE IT RESOLVED, that Amendment Five to the Plan, substantially in the form presented to this meeting, be and it hereby is, in all respects approved and adopted, effective as of January 1, 2000, but subject to approval thereof by a majority of this Company’s outstanding shares represented at the 2000 annual meeting of the shareholders; and

RESOLVED, FURTHER, that an additional Five Million (5,000,000) shares of this Company’s common voting stock be and they hereby are reserved for issuance under the Plan, effective for years beginning on and after January 1, 2000, but subject to approval thereof by a majority of this Company’s outstanding shares represented at the 2000 annual meeting of the shareholders; and

RESOLVED, FURTHER, that the members of this Committee be and they hereby are, and the appropriate officers of the Company be and they hereby are, authorized, empowered and directed, for and on behalf of this Committee and this Company, to execute and deliver Amendment Five to the Plan; to execute, deliver and file such documents, certificates and other writings, and to take such additional action as may be necessary or appropriate in the discretion of any such members of officers, to carry out the intent and purpose of this and the foregoing resolutions.